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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included (or incorporated by reference) in this Registration Statement.



                                             /s/ ARTHUR ANDERSEN LLP
                                                 ARTHUR ANDERSEN LLP

Hartford, Connecticut
August 26, 1997